Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies for both the regulated and non-regulated operations of Emera Incorporated are as follows:

A.    Nature of Operations

Emera Incorporated is an energy and services company which invests in electricity generation, transmission and distribution, gas transmission and utility energy services.

Emera’s primary rate-regulated subsidiaries at December 31, 2011 include the following:

•	Nova Scotia Power Inc. (“NSPI”), a fully-integrated electric utility and the primary electricity supplier in Nova Scotia serving approximately 493,000 customers;
•

Bangor Hydro Electric Company (“Bangor Hydro”) and Maine Public Service Company (“MPS”), (a wholly-owned subsidiary of Maine and Maritimes Corporation (“MAM”)), which together provide transmission and distribution services to approximately 154,000 customers in Maine;

•

an 80.1 percent interest in Light & Power Holdings Ltd. (“LPH”), the parent of The Barbados Light & Power Company Limited (“BLPC”), a vertically integrated utility and sole provider of electricity on the island of Barbados serving approximately 123,000 customers;

•

a 50.0 percent direct and 30.4 percent indirect interest (through ICD Utilities Limited (“ICDU”)) in Grand Bahama Power Company Limited (“GBPC”), a vertically-integrated utility and sole provider of electricity on Grand Bahama Island serving approximately 19,000 customers; and

•

Emera Brunswick Pipeline Company Limited (“Brunswick Pipeline”), a 145 kilometer pipeline carrying re-gasified liquefied natural gas from Saint John, New Brunswick to the United States border under a 25 year firm service agreement with Repsol Energy Canada (“REC”).

Emera Incorporated and its subsidiaries (“Emera” or the “Company”) also own investments in other non rate-regulated energy related companies, including:

•	Emera Energy Services, a physical energy business which purchases and sells natural gas and electricity and provides related energy asset management services;
•	Bayside Power Limited Partnership (“Bayside Power”), a 260-megawatt (“MW”) electricity generating facility in Saint John, New Brunswick ;
•	Emera Utility Services Inc. (“EUS”), a utility services contractor;
•	a 50 percent joint venture interest in Bear Swamp Power Company LLC (“Bear Swamp”), a 600-MW pumped storage hydro-electric facility in northern Massachusetts;
•

Emera Newfoundland & Labrador Holdings Inc. (“ENL”), a development project focused on transmission investments related to the proposed 824-MW hydro-electric generating facility at Muskrat Falls in Labrador, scheduled to be in service in 2017;

•

a 12.9 percent interest in Maritimes & Northeast Pipeline (“M&NP”), a 1,400 kilometer pipeline which transports natural gas from offshore Nova Scotia to markets in Maritime Canada and the northeastern United States;

•	a 19.1 percent interest in St. Lucia Electricity Services Limited (“Lucelec”), a vertically-integrated regulated electric utility on the Caribbean island of St. Lucia;
•	a 49.999 percent interest in California Pacific Utilities Ventures, LLC, (“CPUV”);
•	a 6.3 percent investment in Algonquin Power & Utilities Corp (“APUC”);
•	a 37.7 percent investment in Atlantic Hydrogen Inc. (“AHI”); and
•	other investments.

B.    Basis of Presentation

Effective January 1, 2011, Emera changed the basis of presentation of its financial statements (including the application of rate-regulated accounting policies for Emera’s rate-regulated subsidiaries) from Canadian Generally Accepted Accounting Principles (“CGAAP”) to United States Generally Accepted Accounting Principles (“USGAAP”).

These consolidated financial statements are prepared and presented in accordance with USGAAP and the rules and regulations of the United States Securities and Exchange Commission (“SEC”) for Annual Reports filed under the Multi-Jurisdictional Disclosure System. These consolidated financial statements should be read in conjunction with note 35, detailing the CGAAP to USGAAP transition and reconciliation information.

In the opinion of management, these consolidated financial statements include all adjustments that are of a recurring nature and necessary to fairly state the financial position of Emera Incorporated.

All dollar amounts are presented in Canadian dollars, unless otherwise indicated.

C.    Principles of Consolidation

The consolidated financial statements of Emera Incorporated include the accounts of Emera Incorporated and its majority-owned subsidiaries, and a variable interest entity where Emera is the primary beneficiary. All significant inter-company balances and inter-company transactions have been eliminated on consolidation except for certain transactions between non-regulated and regulated entities that have not been eliminated because management believes that the elimination of these transactions would understate property, plant and equipment, operating, maintenance and general expenses, or regulated fuel for generation and purchased power.

Where Emera does not control an investment, but has significant influence over operating and financing policies of the investee, the investment is accounted for under the equity method. The cost method of accounting is used for investments where Emera does not have significant influence over the operating and financial policies of the investee.

D.    Use of Management Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Management evaluates the Company’s estimates on an on-going basis based upon historical experience, current conditions and assumptions believed to be reasonable at the time the assumption is made, with any adjustments recognized in income in the year they arise. Significant estimates are included in unbilled revenue, allowance for doubtful accounts, inventory, valuation of derivative instruments, depreciation, amortization, regulatory assets and regulatory liabilities (including the determination of the current portion), income taxes (including deferred income taxes), pension and post-retirement benefits, asset retirement obligations (“AROs”) and contingencies. Actual results may differ significantly from these estimates.

E.    Regulatory Matters

Regulatory accounting applies where rates are established by, or subject to approval by, an independent third party regulator; are designed to recover the costs of providing the regulated products or services; and it is reasonable to assume rates are set at levels such that the costs can be charged to and collected from customers.

Regulatory assets represent incurred costs that have been deferred because it is probable that they will be recovered through future rates or tolls collected from customers. Management believes that existing regulatory assets are probable of recovery either because the Company received specific approval from the appropriate regulator, or due to regulatory precedent set for similar circumstances. If management no longer considers it probable that an asset will be recovered, the deferred costs are charged to income. Regulatory liabilities represent obligations to make refunds to customers or to reduce future revenues for previous collections. If management no longer considers it probable that a liability will be settled, the related amount is recognized in income.

For regulatory assets and liabilities that are amortized, the amortization is as approved by the respective regulator.

F.    Foreign Currency Translation

Monetary assets and liabilities, denominated in foreign currencies, are converted to Canadian dollars at rates of exchange prevailing at the balance sheet date. The resulting differences between the translation at the original transaction date and the balance sheet date are included in income.

Assets and liabilities of self-sustaining foreign operations are translated using the exchange rates in effect at the balance sheet date and the results of operations at the average rates for the period. The resulting exchange gains and losses on the assets and liabilities are deferred on the balance sheet in AOCL.

G.    Revenue Recognition

Operating revenues are recognized when electricity is delivered to customers or when products are delivered and services are rendered. Revenues are recognized on an accrual basis and include billed and unbilled revenues. Revenues related to the sale of electricity are recognized at rates approved by the respective regulator and recorded based on meter readings and estimates, which occur on a systematic basis throughout a month. At the end of each month, the electricity delivered to customers, but not billed, is estimated and the corresponding unbilled revenue is recognized. The accuracy of the unbilled revenue estimate is affected by energy demand, weather, line losses and changes in the composition of customer classes.

The Company records the net investment in a lease under the direct finance method, which consists of the sum of the minimum lease payments and residual value net of estimated executory costs and unearned income. The difference between the gross investment and the cost of the leased item for a direct financing lease is recorded as unearned income at the inception of the lease. The unearned income is recognized in income over the life of the lease using a constant rate of interest equal to the internal rate of return on the lease.

Other revenues are recognized when services are performed or goods delivered.

H.    Research and Development Costs

Research and development costs are expensed as incurred.

I.    Stock-Based Compensation

The Company has several stock-based compensation plans: a common share option plan for senior management; an employee common share purchase plan; a deferred share unit (“DSU”) plan; and a performance share unit (“PSU”) plan. The Company accounts for its plans in accordance with the fair value based method of accounting for stock-based compensation. Stock-based compensation cost is measured at the grant date, based on the calculated fair value of the award, and is recognized as an expense over the employee’s or director’s requisite service period using the graded vesting method. Stock-based compensation plans recognized as liabilities are measured at fair value and re-measured at fair value at each reporting date with the change in liability recognized as expense.

J.    Employee Benefits

The costs of the Company’s pension and other post-employment benefit programs for employees are expensed over the periods during which employees render service. The Company recognizes the funded status of its defined-benefit and other post-employment plans on the balance sheet and recognizes changes in funded status in the year the change occurs. The Company recognizes the unamortized gains and losses and past service costs in AOCL.

K.    Earnings per Share

Basic earnings per share (“EPS”) is determined by dividing net income attributable to common shareholders by the weighted average number of common shares and DSUs outstanding during the period. Diluted EPS is computed by dividing net income attributable to common shareholders by the weighted average number of common shares and DSUs outstanding during the period, adjusted for the exercise and/or conversion of all potentially dilutive securities. Such dilutive items include Company contributions to the employee common share purchase plan, PSUs and the senior management stock option plan.

L.    Cash and Cash Equivalents

Cash equivalents consist of highly liquid short-term investments with original maturities of three months or less at acquisition. The short-term investments of $17.7 million have an effective interest rate of 3.4 percent at December 31, 2011 (2010 – nil short-term investments).

M.    Receivables and Allowance for Doubtful Accounts

Customer receivables are recorded at the invoiced amount and do not bear interest. Standard payment terms for electricity sales are approximately 30 days. A late payment fee may be assessed on account balances after the due date.

The Company is exposed to credit risk with respect to amounts receivable from customers. Credit risk assessments are conducted on all new customers and deposits are requested on any high risk accounts. The Company also maintains provisions for potential credit losses, which are assessed on a regular basis.

Management estimates uncollectible accounts receivable after considering historical loss experience, current events and the characteristics of existing accounts. Provisions for losses on receivables are expensed to maintain the allowance at a level considered adequate to cover expected losses. Receivables are written off against the allowance when they are deemed uncollectible.

N.    Inventory

Inventory, consisting of fuel and materials, is measured at the lower of cost or market. Fuel cost is determined using the weighted average method and material cost is determined using the average costing method. Fuel and materials are charged to inventory when purchased and then expensed or capitalized, as appropriate, using the weighted average cost method for fuel and average costing method for materials.

O.    Property, Plant and Equipment

Property, plant and equipment are recorded at original cost, including allowance for funds used during construction (“AFUDC”) or capitalized interest, net of contributions received in aid of construction.

The cost of additions, including betterments and replacements of units of property plant and equipment are included in “Property, plant and equipment”. When units of regulated property, plant and equipment are replaced, renewed or retired, their cost plus removal or disposal costs, less salvage proceeds, is charged to accumulated depreciation with no gain or loss reflected in income. Where a disposition of non-regulated property, plant and equipment occurs, gains and losses are included in income as the dispositions occur.

Normal maintenance projects are expensed as incurred. Planned major maintenance projects that do not increase the overall life of the related assets are expensed. When a cost increases the life or value of the underlying asset, the cost is capitalized.

P.    Capitalization Policy

The cost of property, plant, and equipment represents the original cost of materials, contracted services, direct labour, AFUDC for regulated property or interest for non-regulated property, AROs and overhead directly attributable to the capital project. Overhead includes corporate costs such as finance, information technology and executive, along with other costs related to support functions, employee benefits, insurance, inventory, and fleet operating and maintenance.

Q.    Allowance for Funds Used During Construction

AFUDC represents the cost of financing regulated construction projects and is capitalized to the cost of property, plant and equipment. As approved by their respective regulator, NSPI, Bangor Hydro, MPS, GBPC, and Brunswick Pipeline include an equity cost component in AFUDC in addition to a charge for borrowed funds. AFUDC is a non-cash item; cash is realized under the rate-making process over the service life of the related property, plant and equipment through future revenues resulting from a higher rate base and recovery of higher depreciation expense. The component of AFUDC attributable to borrowed funds is included as a reduction to “Interest expense, net”, while the equity component is included in “Other income (expenses), net”. AFUDC is calculated using a weighted average cost of capital, as per the method of calculation approved by the respective regulator, and is compounded semi-annually. The annual AFUDC consisted of the following:

	2011			2010
	Total	Debt Component	Equity Component	Total	Debt Component	Equity Component
NSPI	7.87%	4.06%	3.81%	7.96%	4.15%	3.81%
Bangor Hydro	9.00%	2.60%	6.40%	8.59%	2.66%	5.93%
MPS	8.89%	2.40%	6.49%	N/A	N/A	N/A
GBPC	10.00%	4.40%	5.60%	N/A	N/A	N/A

R.    Depreciation

Depreciation is determined by the straight-line method, based on the estimated remaining service lives of the depreciable assets, including assets under capital leases, in each category. The service lives of regulated assets are determined based on formal depreciation studies and require the appropriate regulatory approval.

The estimated useful lives, in years, for each major category of property, plant and equipment consist of the following:

Generation	15 to 131
Transmission	10 to 83
Distribution	11 to 75
General plant	5 to 53

S.    Intangible Assets

Intangible assets consist primarily of land rights and computer software with definite lives. Amortization is determined by the straight-line method, based on the estimated remaining service lives of the depreciable assets in each category. The service lives of regulated assets are determined based on formal depreciation studies and require the appropriate regulatory approval. Intangible assets with indefinite lives are not amortized but tested for impairment at least annually.

The estimated useful lives, in years, for each major category of intangibles with definite lives consist of the following:

Land rights	50 to 143
Computer software	3 to 10

The estimated aggregate amortization expense for each of the five succeeding fiscal years is as follows:

	$0000000.00	$0000000.00	$0000000.00	$0000000.00	$0000000.00
millions of Canadian dollars	2012	2013	2014	2015	2016
Land rights	$1.1	$1.1	$1.1	$1.1	$1.1
Computer software	7.0	6.9	5.1	5.1	4.7
	$8.1	$8.0	$6.2	$6.2	$5.8

T.    Asset Impairment

Goodwill

Goodwill is subject to an annual impairment test. Emera has early adopted Accounting Standards Update (“ASU”) Number (“No.”) 2011-08, “Intangibles – Goodwill and Other”. This new approach was used in the annual impairment test on October 1 (refer to Note 2), or when events or circumstances indicate that an asset may be impaired. In line with this standard, Emera’s reporting units will first assess qualitative factors to determine whether it is more likely than not that the assets’ fair value is less than the carrying amount, in which case it is necessary to perform the quantitative goodwill impairment test. The carrying amount of the reporting unit’s goodwill may not be recoverable if the carrying amount of the reporting unit as a whole exceeds the reporting unit’s fair value. An impairment charge is recorded for any excess of the carrying value of the goodwill over the implied fair value.

Long-Lived Assets

Other long-lived assets require an impairment review when events or circumstances indicate that the carrying amount may not be recoverable. Emera bases its evaluation of other long-lived assets on the presence of impairment indicators such as the future economic benefit of the assets, any historical or future profitability measurements, and other external market conditions or factors.

Assets Held and Used: The carrying amount of assets held and used is considered not recoverable if it exceeds the undiscounted sum of cash flows expected to result from the use and eventual disposition of the asset. If the carrying value is not recoverable, the impairment loss is measured as the excess of the asset’s carrying value over its fair value.

Assets Held for Sale: The carrying value of assets held for sale is considered not recoverable if it exceeds the fair value less the cost to sell. An impairment charge is recorded for any excess of the carrying value over the fair value less estimated costs to sell.

Cost and Equity Method Investments

The carrying value of investments accounted for under the cost and equity methods are assessed for impairment by comparing the fair values of these investments to their carrying values, if a fair value assessment was completed; or by reviewing for the presence of impairment indicators. If an impairment exists and it is determined to be other-than-temporary, a charge is recognized equal to the amount the carrying value exceeds the investment’s fair value.

Financial Assets

The Company assesses at each balance sheet date whether there is objective evidence that a financial asset or a group of financial assets is impaired. In the case of equity securities classified as available-for-sale, a significant or prolonged decline in the fair value of the security below its cost is considered as an indicator that the securities are impaired. In the case of debt securities classified as available-for-sale, a breach of contract such as default or delinquency in interest or principal payments, or evidence of significant financial difficulty of the issuer is considered an indicator of impairment. If any such evidence exists for available-for-sale financial assets, the cumulative loss, measured as the difference between the acquisition cost and the current fair value, less any impairment loss on that financial asset previously recognized in income, is removed from AOCL and recognized on the Consolidated Statements of Income.

There were no material asset impairments for the years ended December 31, 2011 and 2010.

U.    Debt Financing Costs

The Company capitalizes the external costs of obtaining debt financing and includes them in “Other” as part of “Other assets” on the Consolidated Balance Sheet; premiums and discounts are netted against “Long-term debt” on the Consolidated Balance Sheet. The deferred charges are amortized over the life of the related debt on an effective interest basis and included in “Interest expense, net”.

V.    Income Taxes and Investment Tax Credits

Emera recognizes deferred income tax assets and liabilities for the future tax consequences of events that have been included in the financial statements or income tax returns. Deferred income tax assets and liabilities are determined based on the difference between the carrying value of assets and liabilities on the balance sheet and their respective tax bases using enacted tax rates in effect for the year in which the differences are expected to reverse. Emera recognizes the effect of income tax positions only when it is more likely than not that they will be realized. If management subsequently determines that it is likely that some or all of a deferred income tax asset will not be realized, then a valuation allowance is recorded to report the balance at the amount expected to be realized.

Generally, investment tax credits are recorded as a reduction to income tax expense in the current or future periods to the extent that realization of such benefit is more likely than not. Investment tax credits earned by Bangor Hydro or MPS on regulated assets are deferred and amortized over the estimated service lives of the related properties, as required by United State tax laws and Maine regulatory practices.

Emera classifies interest and penalties associated with unrecognized tax benefits as interest and operating expense, respectively.

W.    Asset Retirement Obligations

An ARO is recognized if a legal obligation exists in connection with the future disposal or removal costs resulting from the permanent retirement, abandonment or sale of a long-lived asset. A legal obligation may exist under an existing or enacted law or statute, written or oral contract, or by legal construction under the doctrine of promissory estoppel.

An ARO represents the fair value of the estimated cash flows necessary to discharge the future obligation using the Company’s credit adjusted risk-free rate. The amounts are reduced by actual expenditures incurred. Estimated future cash flows are based on completed depreciation studies, remediation reports, prior experience, estimated useful lives, and governmental regulatory requirements. The present value of the liability is recorded and the carrying amount of the related long-lived asset is correspondingly increased. The amount capitalized at inception is depreciated in the same manner as the related long-lived asset. Over time, the liability is accreted to its estimated future value. Accretion expense is included as part of “Depreciation and amortization”. Any accretion expense not yet approved by the regulator is deferred to a regulatory asset in “Property, plant and equipment” and included in the next depreciation study.

Some transmission and distribution assets may have conditional AROs, which are required to be estimated and recorded as a liability. A conditional ARO refers to a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement are conditional on a future event that may or may not be within the control of the entity. Management monitors these obligations and a liability is recognized at fair value when an amount can be determined.

X.    Derivatives and Hedging Activities

Emera’s risk management policies and procedures provide a framework through which management monitors various risk exposures. The risk management practices are overseen by the Board of Directors. Daily and periodic reporting of positions and other relevant metrics are performed by a centralized risk management group which is independent of all operations.

The Company manages its exposure to normal operating and market risks relating to commodity prices, foreign exchange and interest rates using financial instruments consisting mainly of foreign exchange forwards and swaps, interest rate options and swaps, and coal, oil and gas futures, options, forwards, and swaps. In addition, the Company has contracts for the physical purchase and sale of natural gas. Collectively these contracts are considered “derivatives”.

The Company recognizes the fair value of all its derivatives on its balance sheet, except for non-financial derivatives that meet the normal purchases and normal sales (“NPNS”) exception. A physical contract generally qualifies for the NPNS exception if the transaction is reasonable in relation to the Company’s business needs, the counterparty owns or controls resources within the proximity to allow for physical delivery, the Company intends to receive physical delivery of the commodity, and the Company deems the counterparty credit worthy. Emera continually assesses contracts designated under the NPNS exception and will discontinue the treatment of these contracts under this exception where the criteria are no longer met.

Derivatives qualify for hedge accounting if they meet stringent documentation requirements, and can be proven to effectively hedge the identified risk both at the inception and over the term of the instrument. Specifically, for cash flow hedges, the effective portion of the change in the fair value of derivatives is deferred to AOCL and recognized in income in the same period the related hedged item is realized. Any ineffective portion of the change in the fair value of the cash flow hedges is recognized in net income in the reporting period.

Where the documentation or effectiveness requirements are not met, the derivatives are recognized at fair value, with any changes in fair value recognized in net income in the reporting period, unless deferred as a result of regulatory accounting.

Derivatives entered into by NSPI that are documented as economic hedges, and for which the NPNS exception has not been taken, receive regulatory deferral as approved by the Nova Scotia Utility and Review Board (“UARB”). These derivatives are recorded at fair value on the balance sheet as derivative assets or liabilities. The change in fair value of the derivatives is deferred to a regulatory asset or liability. The gain or loss is recognized when the derivatives settle. Management believes that any gains or losses resulting from settlement of these derivatives related to fuel for generation and purchased power will be refunded to or collected from customers in future rates through the FAM.

Derivatives that do not meet any of the above criteria are designated as HFT derivatives and are recorded on the balance sheet at fair value, with changes normally recorded in net income of the period, unless deferred as a result of regulatory accounting. The Company has not elected to designate any derivatives to be included in the HFT category where another accounting treatment would apply.

Emera classifies gains and losses on derivatives as a component of fuel for generation and purchased power, other expenses, inventory and property, plant and equipment, depending on the nature of the item being economically hedged. Cash flows from derivative activities are presented in the same category as the item being hedged within operating or investing activities on the Consolidated Statements of Cash Flows.

Y.    Fair Value Measurement

The Company is required to determine the fair value of all derivatives except those which qualify for the NPNS exception (refer to notes 24 and 25). Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly arms-length transaction between market participants at the measurement date. Fair value measurements are required to reflect the assumptions that market participants would use in pricing an asset or liability based on the best available information including the risks inherent in a particular valuation technique, such as a pricing model, and the risks inherent in the inputs to the model. The Company uses a fair value hierarchy, based on the relative objectivity of the inputs used to measure fair value, with Level 1 representing the highest.

The three levels of the fair value hierarchy are defined as follows:

Level 1 Valuations - Where possible, the Company bases the fair valuation of its financial assets and liabilities on quoted prices in active markets (“quoted prices”) for identical assets and liabilities.

Level 2 Valuations - Where quoted prices for identical assets and liabilities are not available, the valuation of certain contracts must be based on quoted prices for similar assets and liabilities with an adjustment related to location differences. Also, certain derivatives are valued using quotes from over-the-counter clearing houses.

Level 3 Valuations - Where the information required for a Level 1 or Level 2 valuation is not available, derivatives must be valued using unobservable or internally-developed inputs. Emera’s primary reasons for a Level 3 classification are as follows:

•	While valuations were based on quoted prices, significant assumptions were necessary to reflect seasonal or monthly shaping and locational basis differentials.
•

The term of certain transactions extends beyond the period when quoted prices are available, and accordingly, assumptions were made to extrapolate prices from the last quoted period through the end of the transaction term.

•	The valuations of certain transactions were based on internal models, although quoted prices were utilized in the valuations.

Derivative assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

Z.    Variable Interest Entities

The Company performs ongoing analysis to assess whether it holds any variable interest entities (“VIEs”). To identify potential VIEs, management reviews contracts under leases, long-term purchase power agreements, tolling contracts and jointly-owned facilities.

VIEs of which the Company is deemed the primary beneficiary must be consolidated. The primary beneficiary of a VIE has both the power to direct the activities of the entity that most significantly impact its economic performance and the obligation to absorb losses of the entity that could potentially be significant to the entity. In circumstances where Emera is not deemed the primary beneficiary, the VIE is not recorded in the Company’s consolidated financial statements.

LPH has established a self-insurance fund (“SIF”) primarily for the purpose of building a fund to cover risk against damage and consequential loss to certain generating, transmission and distribution systems. LPH holds a variable interest in the SIF for which it was determined that LPH was the primary beneficiary and, accordingly, the SIF must be consolidated by LPH. In its determination that LPH controls the SIF, management considered that in substance the activities of the SIF are being conducted on behalf of LPH’s subsidiary BLPC and BLPC, alone, obtains the benefits from the SIF’s operations. Additionally, because LPH, through BLPC, has rights to all the benefits of the SIF, it is also exposed to the risks related to the activities of the SIF.

NSPI holds a variable interest in Renewable Energy Services Ltd. (“RESL”), a VIE for which it was determined that NSPI was not the primary beneficiary since it does not have the controlling financial interest of RESL. NSPI has provided a $23.5 million guarantee with no set term for the indebtedness of RESL under a loan agreement between RESL and a third party lender, in support of which NSPI holds a security interest in all present and future assets of RESL. The guarantee arose in conjunction with NSPI’s participation in a wind energy project at Point Tupper, Nova Scotia, which is being operated by RESL. Under a purchased power agreement, NSPI purchases, at a fixed price, 100 percent of the power generated by the project. A default by RESL, under its loan agreement, would require NSPI to make payment under the guarantee. As at December 31, 2011, RESL’s indebtedness under the loan agreement was $21.9 million (2010 – $23.1 million), and NSPI has not recorded a liability in relation to the guarantee.

Bangor Hydro holds a variable interest in Chester Static Var Compensator (“SVC”), a VIE for which it was determined that Bangor Hydro was not the primary beneficiary since it does not have the controlling financial interest of Chester SVC. A subsidiary of Bangor Hydro is a 50 percent general partner in Chester SVC, which owns electrical equipment that supports a major transmission line. A wholly-owned subsidiary of Central Maine Power Company owns the other 50 percent interest. Chester SVC is 100 percent debt financed and accordingly the partners have no equity interest; and the holders of the SVC notes are without recourse against the partners or their parent companies.

The Company has identified certain long-term purchase power agreements that could be defined as variable interests as the Company has to purchase all or a majority of the electricity generation at a fixed price. However, it was determined that the Company was not the primary beneficiary since it lacked the power to direct the activities of the entity, including the ability to operate the generating facilities and make management decisions.

Emera’s consolidated VIE is recorded as an “Available-for-sale investment”. The following table provides information about Emera’s consolidated and unconsolidated VIEs as at December 31:

millions of Canadian dollars	2011		2010
	Total assets	Maximum exposure to loss	Total assets	Maximum exposure to loss
Consolidated VIE
BLPC SIF Available-for-sale investment	$54.1	$54.1	-	-
Unconsolidated VIEs in which Emera has Variable Interests
RESL	-	23.5	-	$23.5
Chester SVC	-	-	-	-

AA.    Available-for-sale Investments

Assets designated as Available-for-sale are non-derivative financial assets (equity and debt securities) intended to be held for an indefinite period of time, and may be sold in response to needs for liquidity or changes in interest rates, exchange rates or equity prices.

Regular purchases and sales of financial assets are recognized at fair value, including transaction costs, on the trade date, the date on which the Company commits to purchase or sell the asset; and subsequently carried at fair value based on current bid prices on the market. Unrealized gain and losses arising from changes in the fair value of available-for-sale assets are recognized in AOCL until the financial asset is sold, or otherwise disposed of, or until the financial investment is determined to be impaired, at which time the cumulative gain or loss will be included in income for the period.

Interest on available-for-sale debt securities is calculated using the effective interest method and is recognized on the Consolidated Statements of Income in “Other income (expenses), net”. Dividends on available-for-sale equity securities are recognized on the Consolidated Statements of Income in “Other income (expenses), net”.

BB.    Derivative Positions and Cash Collateral

Derivatives, as reflected on the Consolidated Balance Sheets, are not offset by the fair value amounts of cash collateral with the same counterparty. Rights to reclaim cash collateral are recognized in “Receivables, net” and obligations to return cash collateral are recognized in “Accounts payable”.